EXHIBIT 99.1

Mobile Process Technology, Co.

Audited Financial Statements

August 31, 2007 and 2006

Mobile Process Technology, Co.

Index

August 31, 2007 and 2006

To the Board of Directors

Mobile Process Technology, Co.

Memphis, Tennessee

Independent Auditor’s Report

We have audited the balance sheets of Mobile Process Technology, Co., as of August 31, 2007 and 2006, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobile Process Technology, Co., as of August 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Rhea & Ivy, PLC

October 31, 2007

Mobile Process Technology, Co.

Balance Sheets

August 31, 2007 and 2006

	2007	2006
Assets
Current Assets
Cash and cash equivalents	$1,393,644	$244,245
Securities available-for-sale	—	1,295,203
Accounts receivable - trade	767,740	378,091
Less allowance for doubtful accounts	(10,401)	(8,019)
Inventories	429,533	414,983
Prepaid and refundable income taxes	8,254	12,646
Deferred income taxes	28,950	30,250
Other current assets	67,414	25,680

Total current assets	2,685,134	2,393,079

Property and Equipment
Land	151,466	151,466
Building and improvements	956,223	956,223
Machinery and equipment	3,788,438	3,471,441
Furniture and fixtures	409,157	380,097
Vehicles	135,296	192,734
Construction in progress	39,008	263,872

	5,479,588	5,415,833
Less accumulated depreciation	(4,177,083)	(4,131,925)

	1,302,505	1,283,908

Deferred income taxes	236,070	98,950
Intangible assets, net	184,948	181,801
Other assets	5,000	11,000

	$4,413,657	$3,968,738

See notes to financial statements.

	2007	2006
Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt	$84,500	$10,545
Line of credit	430,000	—
Accounts payable - trade	390,841	262,491
Deferred compensation liability	67,840	66,409
Other current liabilities	218,485	218,054

Total current liabilities	1,191,666	557,499
Deferred compensation liability, net of current portion	269,193	337,034
Other accrued expenses	148,472	166,712
Long-Term Debt	269,238	201,439

	1,878,569	1,262,684

Stockholders’ Equity
Common stock, no par value; 1,000 shares authorized; 775.641 shares issued; 520.824 shares outstanding; 254.817 shares held in treasury	110,525	110,525
Retained earnings	2,566,716	2,632,554
Accumulated other comprehensive income	—	105,128

	2,677,241	2,848,207
Less treasury stock, at cost	(142,153)	(142,153)

	2,535,088	2,706,054

	$4,413,657	$3,968,738

Mobile Process Technology, Co.

Statements of Operations

For the Years Ended August 31, 2007 and 2006

	2007	2006
Sales and services income	$5,310,401	$5,506,132
Cost of sales and services	3,172,053	2,985,709

Gross profit	2,138,348	2,520,423
Selling, general, and administrative expenses	2,537,105	2,386,340

Income (loss) from operations	(398,757)	134,083

Other Income (Expenses)
Interest expense	(62,436)	(27,721)
Other income	10,049	4,285
Investment income	87,232	49,775
Realized gains on sale of securities	208,273	1,478

Total other income	243,118	27,817

Income (loss) before income taxes	(155,639)	161,900

Income Tax Benefit (Provision)
Current	20,281	(19,450)
Deferred	69,520	(93,915)

Total income tax benefit (provision)	89,801	(113,365)

Net income (loss)	$(65,838)	$48,535

See notes to financial statements.

Mobile Process Technology, Co.

Statements of Stockholders’ Equity

For the Years Ended August 31, 2007 and 2006

	Comprehensive Income	Common Stock	Retained Earnings	Accumulated Other Comprehensive Income	Treasury Stock	Total
Balance at September 1, 2005		$110,525	$2,584,019	$63,877	$(142,153)	$2,616,268
Comprehensive income
Net income	$48,535	—	48,535	—	—	48,535
Unrealized gain on securities available-for-sale, net of applicable deferred tax liability of $25,300	41,251			41,251		41,251

	$89,786

Balance at August 31, 2006		$110,525	$2,632,554	$105,128	$(142,153)	$2,706,054
Comprehensive income
Net loss	$(65,838)	—	(65,838)	—	—	(65,838)
Reclassification adjustment, net of applicable deferred tax adjustment of $66,300	(105,128)			(105,128)		(105,128)

	$(170,966)

Balance at August 31, 2007		$110,525	$2,566,716	$—	$(142,153)	$2,535,088

See notes to financial statements.

Mobile Process Technology, Co.

Statements of Cash Flows

For the Years Ended August 31, 2007 and 2006

	2007	2006
Operating Activities
Net income (loss)	$(65,838)	$48,535

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred tax (benefit) provision	(69,520)	93,915
Write off of construction in progress	29,832	—
Depreciation and amortization	273,541	271,710
Provision for bad debts	2,382	3,019
Realized gain on sale of securities	(208,273)	(1,478)
Changes in:
Accounts receivable - trade	(389,649)	271,781
Income taxes	4,392	57,493
Inventories and other assets	(73,951)	(119,991)
Accounts payable - trade and other current liabilities	110,541	108,408
Deferred compensation liability	(66,410)	(62,578)

Total adjustments	(387,115)	622,279

Net cash provided by (used in) operating activities	(452,953)	670,814

Investing Activities
Purchases of property and equipment	(301,450)	(402,565)
Proceeds from sale of property and equipment	—	27,937
Proceeds from sale of available-for-sale securities	1,332,048	11,191

Net cash provided by (used in) investing activities	1,030,598	(363,437)

Financing Activities
Principal payments on debt	(13,246)	(1,139,501)
Proceeds from the borrowing of debt	585,000	1,031,485

Net cash provided by (used in) financing activities	571,754	(108,016)

Net increase in cash and cash equivalents	1,149,399	199,361
Cash and cash equivalents - beginning of year	244,245	44,884

Cash and cash equivalents - end of year	$1,393,644	$244,245

Supplemental disclosures of cash flow information:
Income taxes paid (refunded)	$16,962	$(54,445)

Interest paid	$61,833	$27,488

See notes to financial statements.

Mobile Process Technology, Co.

Notes to Financial Statements

August 31, 2007 and 2006

1. Summary of Significant Accounting Policies

Nature of Business

Mobile Process Technology, Co. (“the Company”) is located in Memphis, Tennessee and provides services for water purification, wastewater treatment, and chemical separations. Its customers, to whom credit is extended, are located worldwide.

Revenue Recognition

The Company recognizes revenue as services are rendered.

Inventories

Inventories, consisting of chemicals and equipment, are stated at the lower of cost (first-in, first-out method) or market.

Property and Equipment

Property and equipment are recorded at cost. The Company uses the straight-line method of depreciation for financial statement reporting purposes and various accelerated methods for income tax reporting based upon each asset’s estimated useful life.

Estimated useful lives are as follows:

Asset	Estimated Useful Lives
Building and improvements	31.5 - 40 years
Machinery, equipment and vehicles	3 - 15 years
Furniture and fixtures	5 - 10 years

Depreciation expense was $253,022 and $253,372, for 2007 and 2006, respectively.

Intangible Assets

Intangible assets are recorded at cost. The costs are amortized using the straight-line method over fifteen years. Amortization expense charged to operations amounted to $20,519 and $18,338 in 2007 and 2006, respectively.

1. Summary of Significant Accounting Policies (continued)

Accounts Receivable

The Company records accounts receivable at their estimated net realizable value, and uses the reserve method to determine its allowance for doubtful accounts receivable. Current earnings are charged with a provision for doubtful accounts based upon collection experience in prior years and upon review of collectibility of specific outstanding accounts receivable. Accounts deemed uncollectible have been charged against this allowance. For income tax reporting purposes, the Company uses the direct write-off method of accounting for doubtful accounts. The Company does not recognize interest income on outstanding accounts receivable.

Cash Equivalents

Cash equivalents are defined as short term, highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less from the date of purchase.

The Company has bank deposits in excess of FDIC insurance limits.

Available-for-Sale Securities

Securities to be held for indefinite periods of time and not intended to be held to maturity are classified as available for sale and carried at market value with net unrealized gains and losses, net of deferred tax, reflected as a component of stockholders’ equity until realized. Securities held for indefinite periods of time include securities that may be sold to meet liquidity needs or in response to significant changes in interest rates.

Advertising and Sales Promotion Costs

Advertising and sales promotion costs are expensed as incurred and totaled $271,980 and $196,770 in 2007 and 2006, respectively.

Estimates

The process of preparing financial statements in conformity with U.S. generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Major Customers

The Company is subject to certain risks and uncertainties relating to three major customers. Sales to these customers made up 52% and 25% of sales and services income for 2007 and 2006, respectively. These customers accounted for 63% and 35% of trade accounts receivable at August 31, 2007 and 2006, respectively.

1. Summary of Significant Accounting Policies (continued)

Comprehensive Income

Comprehensive income, which is reported in the Statements of Stockholders’ Equity, is defined as the total change in stockholders’ equity during the period other than from transactions with stockholders. For the Company, comprehensive income consists of net income and the net change in unrealized gains on securities classified as available-for-sale.

2. Intangible Assets

At August 31, 2007 and 2006, intangible assets consisted of patent costs of $319,624 and $295,957, respectively and accumulated amortization was $134,676 and $114,156, respectively. Estimated amortization at August 31, 2007, for each of the five succeeding years is as follows:

Year Ending August 31,
2008	$19,864
2009	19,454
2010	18,973
2011	17,907
2012	16,224
Thereafter	92,526

$184,948

3. Other Current Liabilities

Other current liabilities at August 31, 2007 and 2006, consist of the following:

	2007	2006
Accrued payroll and bonuses	$30,714	$107,555
Accrued vacation	47,680	—
Accrued property taxes	20,012	21,548
Accrued profit sharing contribution	—	30,000
Customer deposits	78,718	10,500
Payroll and other taxes accrued and withheld	41,361	48,451

	$218,485	$218,054

4. Deferred Compensation Liability

The Company has a deferred compensation agreement whereby the Company will pay $80,000 annually in weekly installments of $1,538 to a deceased employee’s spouse. During 2007 and 2006, $80,000 was paid to the beneficiary of which $13,590 and $17,421, respectively, is included in interest expense. The agreement is discounted at a rate of 4% per annum. At August 31, 2007 and 2006, the deferred compensation liability was $337,033 and $403,443, net of the unamortized present value of future payments of $33,736 and $47,326, respectively.

4. Deferred Compensation Liability (continued)

The following schedule reflects estimated maturities of the deferred compensation liability:

Year Ending August 31,
2008	$80,000
2009	80,000
2010	80,000
2011	80,000
2012	50,769

370,769
Less present value discount	(33,736)

$337,033

5. Debt

Long-term debt at August 31, 2007 and 2006, is summarized as follows:

	2007	2006
Suntrust, 7.4% interest, due January 5, 2009, payable $681.41 monthly including interest, collateralized by a vehicle	$10,913	$17,984
Suntrust, 7.9% interest, interest only payable monthly through August 28, 2007, $4,816.50 principal and interest payable monthly to maturity at July 28, 2011, up to $350,000 available, collateralized by certain equipment	342,825	194,000

	353,738	211,984
Less current maturities	(84,500)	(10,545)

	$269,238	$201,439

Future maturities of long-term debt are summarized as follows:

2008	$84,500
2009	80,413
2010	77,000
2011	111,825

$353,738

The Company has a $1,000,000 line of credit agreement with a bank, which expires on January 1, 2008. All borrowings pursuant to this agreement bear interest at the bank’s prime rate plus 1% (9.25% at August 31, 2007). It is collateralized by accounts receivable, inventory, property and equipment, and the personal guarantees of certain stockholders. The line of credit is subject to certain loan covenant restrictions relating to minimum tangible net worth requirements, minimum liquidity and debt to equity ratios. At August 31, 2007, the Company was in compliance with all loan covenant restrictions. All amounts outstanding on the line of credit were paid subsequent to August 31, 2007, in conjunction with the agreement and plan of merger (see Note 12). The Company had

5. Debt (continued)

outstanding borrowings on this line of credit of $430,000 at August 31, 2007, and had no outstanding borrowings at August 31, 2006.

The Company also has an $860,000 line of credit agreement with a financial institution. All borrowings pursuant to this agreement bear interest at variable rates. The line of credit is collateralized by certain securities held by the financial institution. The Company had no outstanding borrowing on this line of credit at August 31, 2007 or 2006.

6. Income Taxes

Deferred income taxes have been recorded for the temporary differences in income tax and financial statement reporting of depreciation, reserve for doubtful accounts, research and development tax credits, deferred compensation, unrealized gains on securities and certain accrued expenses.

The Company anticipates carrying the current year net operating loss of approximately $148,000 back to prior years which will result in refundable federal income taxes of approximately $4,000 and research and development credit carryforwards of approximately $37,000. The net operating loss will be carried forward for state income tax purposes.

The Company has research and development credit carryforwards of approximately $166,000, including the $37,000 generated by the current year net operating loss carryback. The credit carryforwards expire at various dates from 2024 through 2026. The Company believes that it is more likely than not that the benefit from these credits will be realized and has recorded them as a deferred tax asset at August 31, 2007 and 2006. The Company has not yet determined the amount of research and development credits generated for the year ended August 31, 2007, and therefore the effects of any credits generated in the current year are not reflected in the financial statements.

The net deferred tax assets and liabilities in the accompanying balance sheets for the years ended August 31, 2007 and 2006 include the following components:

	2007		2006
	Current	Long-Term	Current	Long-Term
Deferred tax assets	$28,950	$325,070	$96,550	$191,450
Deferred tax liabilities	—	(89,000)	(66,300)	(92,500)

Net	$28,950	$236,070	$30,250	$98,950

7. Profit Sharing Plan

The Company sponsors a qualified profit sharing plan. An employee who has completed one year of service and attained the age of eighteen on September 1 or March 1 of the plan year is eligible to participate.

Normal retirement is at age sixty-five. Contributions are determined by the Company, but they are not to exceed 15% of the total annual compensation paid to a participant.

7. Profit Sharing Plan (continued)

The Company did not make a contribution to the Plan for the year ended August 31, 2007, and made contributions of $30,000 to the plan for the year ended August 31, 20072006.

8. Employment Contracts

The Company has entered into employment contracts with the President and Vice President of the Company. The contracts call for continuation of various base pay and benefits of these key executives for 5 years from the effective date as defined by the contracts.

9. Commitments and Contingencies

Operating Leases

The Company leases certain equipment and land under various operating leases expiring in various years through July 2014. The Company has an equipment lease whereby the rentals are based on a fixed monthly rate plus a contingent rental for mileage.

The expenses for 2007 and 2006 are summarized as follows:

	2007	2006
Land	$14,905	$5,049
Other equipment and periodic rentals	7,880	3,486
Field equipment:
Minimum rentals	17,856	9,130

	$40,641	$17,665

Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of August 31, 2007, are as follows:

For the Year Ending August 31,	Amount
2008	$16,432
2009	15,707
2010	15,707
2011	13,043
2012	5,049
Thereafter	14,726

$80,664

10. Securities Available-for-Sale

The Company held investments in various mutual funds at August 31, 2006, which were sold during the year ended August 31, 2007. At August 31, 2006, the securities were recorded as follows:

	2007	2006
Market value	$—	$1,295,203
Less: Original costs basis	—	(1,120,747)

Cumulative unrealized holding gains	—	174,456
Less: Deferred taxes	—	(69,328)

	$—	$105,128

For the purpose of determining realized gains and losses, the cost of securities sold is based on a first-in, first-out method. The Company realized $208,273 of net gains on sales of securities during the year ended August 31, 2007, and $1,478 during the year ended August 31, 2006.

11. Stock Equivalent Incentive Plan

The Company instituted a Stock Equivalent Incentive Plan for a certain key employee providing for payments upon termination for any reason. Benefits are accrued under the plan for the increase in the value of stock equivalent units issued to the employee. Under the terms of the agreement, the key employee may elect at the beginning of each year to defer a portion of his bonus for the purpose of acquiring special units. The employee is 100% vested in all units.

12. Subsequent Event

On August 31, 2007, the stockholders of the Company entered into an agreement and merger plan with Basin Water, Inc. and subsidiaries to sell 100% of the common stock shares of the Company. The sale was completed on September 14, 2007 and under the terms of the agreement and merger:

•	The Company paid the Stock Equivalent Incentive Plan to the key employee at an estimated amount of $830,659 based on the share price of the stock.

•	The Company sold its land and buildings with a book value of $441,886 to the stockholders for $680,000.

•

The Company agreed to pay $1,000,000 in retention bonuses to certain employees maintaining employment with the Company after the merger. $500,000 will be paid over three years and $500,000 will be paid at the time of the merger.

•	The Company paid in full the deferred compensation liability.

•	The Company agreed to provide $100,000 for maintenance on the building.

•	The Company agreed to provide up to $100,000 for environmental remediation.